UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 8, 2016

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37764	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

Two Circle Star Way

San Carlos, California 94070

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Friday July 8, 2016, Rovi Corporation (“Rovi”) and TiVo Inc. (“TiVo”) received notification of the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the acquisition of TiVo by Rovi pursuant to the Agreement and Plan of Merger dated April 28, 2016, by and among Rovi Corporation, TiVo Inc., Titan Technologies Corporation, Nova Acquisition Sub, Inc. and Titan Acquisition Sub, Inc., a copy of which was filed on Form 8-K on May 4, 2016.

The parties issued a joint press release on July 11, 2016 disclosing the regulatory clearance. A copy of the joint press release of Rovi and TiVo is included herein as Exhibit 99.1. The press release is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the press release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated July 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: July 11, 2016	By:	/s/ Pamela Sergeeff
Pamela Sergeeff EVP and General Counsel